Exhibit 99.1
News Release
Media contacts:
Bethany White, Comm. Specialist 740.349.3754
John Kozak, Chief Financial Officer, 740.349.3792

July 17, 2006	For Immediate Release
Park National Corporation announces net income
for second quarter 2006 and declares dividend
NEWARK, Ohio — Park National Corporation (Park) (AMEX:PRK) today reported net income for the second quarter of 2006. Net income for the three months ended June 30, 2006 totaled $23.886 million, a 3.57 percent decrease from the same period in 2005, when Park earned a net income of $24.770 million. Diluted earnings per share for the second quarter of 2006 were $1.70, 1.16 percent lower than 2005’s second quarter diluted earnings per share at $1.72.
Net income for the first half of this year was $47.693 million, a slight decrease (0.87 percent) from the same six months in 2005, when Park reported net income of $48.112 million. Diluted earnings per share for the half-year period in 2006 were $3.39, 1.8 percent higher than the first half of last year, which reported $3.33 in diluted earnings per share.
Park also announced a regular cash dividend of $.92 per share, payable on September 8, 2006 to shareholders of record on August 22, 2006.
Park National Corporation is an Ohio-based bank holding company headquartered in Newark, Ohio. It holds more than $5.4 billion in assets. Its 12 community banks and two specialty financing companies consist of 136 offices across Ohio and northern Kentucky.
Its significant subsidiaries include The Park National Bank, The Park National Bank Southwest Ohio & Northern Kentucky Division, Fairfield National Division, The Richland Trust Company, Century National Bank, The First-Knox National Bank, Farmers and Savings Division, United Bank, N.A., Second National Bank, The Security National Bank and Trust Co., Unity National Division, The Citizens National Bank of Urbana, Scope Aircraft Finance, and Guardian Finance. For more information, visit www.parknationalcorp.com.
Financial Tables are below...
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
JUNE 30, 2006
INCOME STATEMENT

	THREE MONTHS ENDED			SIX MONTHS ENDED
	JUNE 30,			JUNE 30,
			PERCENT			PERCENT
	2006	2005	CHANGE	2006	2005	CHANGE
NET INTEREST INCOME	$53,822	$55,412	-2.87%	$107,241	$109,857	-2.38%
PROVISION FOR LOAN LOSSES	1,467	1,325	10.72%	1,467	2,407	-39.05%
OTHER INCOME	16,328	15,454	5.66%	31,721	29,566	7.29%
GAIN (LOSS) ON SALE OF SECURITIES	0	96		0	96
OTHER EXPENSE	34,856	34,334	1.52%	69,868	68,738	1.64%
INCOME BEFORE TAXES	33,827	35,303	-4.18%	67,627	68,374	-1.09%
NET INCOME	23,886	24,770	-3.57%	47,693	48,112	-0.87%
NET INCOME PER SHARE-BASIC	1.71	1.73	-1.16%	3.41	3.36	1.49%
NET INCOME PER SHARE-DILUTED	1.70	1.72	-1.16%	3.39	3.33	1.80%
CASH DIVIDENDS PER SHARE	0.92	0.90	2.22%	1.84	1.80	2.22%

RATIOS AND OTHER INFORMATION
RETURN ON AVERAGE ASSETS	1.78%	1.75%		1.78%	1.72%
RETURN ON AVERAGE EQUITY	17.89%	17.81%		17.77%	17.37%
YIELD ON EARNING ASSETS	6.76%	6.05%		6.67%	6.01%
COST OF PAYING LIABILITIES	2.89%	2.13%		2.78%	2.03%
NET INTEREST MARGIN	4.38%	4.26%		4.38%	4.31%
EFFICIENCY RATIO	49.26%	47.98%		49.87%	48.82%
NET LOAN CHARGE-OFFS	$1,464	$1,295		$1,463	$2,232
NET CHARGE-OFFS AS A PERCENT OF LOANS	0.18%	0.16%		0.09%	0.14%
BALANCE SHEET AT JUNE 30,

			PERCENT
	2006	2005	CHANGE
INVESTMENTS	$1,557,944	$1,904,308	-18.19%
LOANS	3,368,095	3,280,384	2.67%
LOAN LOSS RESERVE	69,698	70,352	-0.93%
GOODWILL AND OTHER INTANGIBLES	67,914	70,462	-3.62%
TOTAL ASSETS	5,412,447	5,633,319	-3.92%
DEPOSITS	3,849,076	3,861,328	-0.32%
BORROWINGS	952,265	1,125,538	-15.39%
EQUITY	539,479	576,074	-6.35%
BOOK VALUE PER SHARE	38.72	40.34	-4.02%
NONPERFORMING LOANS	23,087	19,830	16.42%
NONPERFORMING ASSETS	26,547	22,082	20.22%
PAST DUE 90 DAY LOANS	6,011	8,486	-29.17%

RATIOS
LOANS/ASSETS	62.23%	58.23%
NONPERFORMING LOANS/LOANS	0.69%	0.60%
PAST DUE 90 DAY LOANS/LOANS	0.18%	0.26%
LOAN LOSS RESERVE/LOANS	2.07%	2.14%
EQUITY/ASSETS	9.97%	10.23%

PARK NATIONAL CORPORATION
Consolidated Statements of Income
(dollars in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
Interest income:
Interest and fees on loans	$63,215	$54,531	$123,148	$106,771
Interest on:
Obligations of U.S. Government, its agencies and other securities	19,038	23,105	38,602	44,549
Obligations of states and political subdivisions	945	1,180	1,922	2,354
Other interest income	100	112	222	213

Total interest income	83,298	78,928	163,894	153,887

Interest expense:
Interest on deposits:
Demand and savings deposits	6,244	3,522	11,248	6,490
Time deposits	13,398	10,118	25,714	19,455
Interest on borrowings	9,834	9,876	19,691	18,085

Total interest expense	29,476	23,516	56,653	44,030

Net interest income	53,822	55,412	107,241	109,857

Provision for loan losses	1,467	1,325	1,467	2,407

Net interest income after provision for loan losses	52,355	54,087	105,774	107,450

Other income	16,328	15,454	31,721	29,566

Gain (loss) on sale of securities	—	96	—	96

Other expense:
Salaries and employee benefits	19,520	19,551	39,566	39,552
Occupancy expense	2,182	2,151	4,444	4,431
Furniture and equipment expense	1,355	1,381	2,691	2,749
Other expense	11,799	11,251	23,167	22,006

Total other expense	34,856	34,334	69,868	68,738

Income before federal income taxes	33,827	35,303	67,627	68,374

Federal income taxes	9,941	10,533	19,934	20,262

Net income	$23,886	$24,770	$47,693	$48,112

Per Share:

Net income — basic	$1.71	$1.73	$3.41	$3.36
Net income — diluted	$1.70	$1.72	$3.39	$3.33

Weighted average shares — basic	13,977,432	14,312,032	14,005,896	14,321,647
Weighted average shares — diluted	14,010,407	14,379,463	14,053,151	14,427,549

PARK NATIONAL CORPORATION
Consolidated Balance Sheets
(dollars in thousands, except share data)

	June 30,
	2006	2005
Assets

Cash and due from banks	$170,603	$144,022
Money market instruments	25,091	48,778
Interest bearing deposits	1	1,099
Investment securities	1,557,944	1,904,308

Loans (net of unearned interest)	3,368,095	3,280,384
Allowance for possible loan losses	69,698	70,352
Loans, net	3,298,397	3,210,032

Bank premises and equipment, net	47,080	47,147
Other assets	313,331	277,933

Total assets	$5,412,447	$5,633,319

Liabilities and Stockholders’ Equity

Deposits:
Noninterest bearing	$685,545	$643,582
Interest bearing	3,163,531	3,217,746

Total deposits	3,849,076	3,861,328

Borrowings	952,265	1,125,538
Other liabilities	71,627	70,379

Total liabilities	4,872,968	5,057,245

Stockholders’ Equity:
Common stock (No par value; 20,000,000 shares authorized in 2006 and 2005; 15,272,258 shares issued in 2006 and 15,271,624 in 2005)	208,404	208,369
Accumulated other comprehensive income, net of taxes	(34,048)	8,684
Retained earnings	498,834	455,589
Treasury stock (1,339,709 shares in 2006 and 991,116 shares in 2005)	(133,711)	(96,568)

Total stockholders’ equity	539,479	576,074

Total liabilities and stockholders’ equity	$5,412,447	$5,633,319

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets
(dollars in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005

Assets

Cash and due from banks	$141,915	$143,494	$143,427	$148,800
Money market instruments	7,419	13,143	8,239	10,585
Interest bearing deposits	39	1,210	169	1,485
Investment securities	1,590,384	2,007,872	1,627,365	1,950,613

Loans (net of unearned interest)	3,337,351	3,259,676	3,324,534	3,256,545
Allowance for possible loan losses	70,137	71,005	70,528	71,089
Loans, net	3,267,214	3,188,671	3,254,006	3,185,456

Bank premises and equipment, net	46,886	46,359	46,942	45,541
Other assets	321,386	288,835	315,008	283,562

Total assets	$5,375,243	$5,689,584	$5,395,156	$5,626,042

Liabilities and Stockholders’ Equity

Deposits:
Noninterest bearing	$668,365	$640,324	$661,312	$630,320
Interest bearing	3,160,283	3,206,866	3,143,537	3,208,381

Total deposits	3,828,648	3,847,190	3,804,849	3,838,701

Borrowings	933,596	1,215,222	966,797	1,155,262
Other liabilities	77,383	69,464	82,224	73,539

Total liabilities	4,839,627	5,131,876	4,853,870	5,067,502

Stockholders’ Equity:
Common stock	208,404	208,363	208,398	208,330
Accumulated other comprehensive income, net of taxes	(28,531)	1,623	(20,526)	6,520
Retained earnings	484,987	440,826	479,549	435,489
Treasury stock	(129,244)	(93,104)	(126,135)	(91,799)
Total stockholders’ equity	535,616	557,708	541,286	558,540

Total liabilities and stockholders’ equity	$5,375,243	$5,689,584	$5,395,156	$5,626,042